Consent of Independent Registered Public Accounting Firm

The Board of Trustees

Legg Mason Partners Institutional Trust

Master Portfolio Trust

We consent to the use of our reports with respect to Western Asset Institutional Liquid Reserves, Western Asset Institutional U.S. Treasury Reserves, Western Asset Institutional Tax Free Reserves and Western Asset Institutional Cash Reserves, each a series of Legg Mason Partners Institutional Trust and Liquid Reserves Portfolio, U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio and Prime Cash Reserves Portfolio, each a series of Master Portfolio Trust, incorporated herein by reference, and to the references to our firm under the headings “Financial highlights” in the Prospectuses and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

New York, New York

December 15, 2010

Consent of Independent Registered Public Accounting Firm

The Board of Trustees

Legg Mason Partners Premium Money Market Trust

Master Portfolio Trust

We consent to the use of our reports with respect to Western Asset Premium Liquid Reserves and Western Asset Premium U.S. Treasury Reserves, each a series of Legg Mason Partners Premium Money Market Trust and Liquid Reserves Portfolio, U.S. Treasury Reserves Portfolio and Tax Free Reserves Portfolio, each a series of Master Portfolio Trust, incorporated herein by reference, and to the references to our firm under the headings “Financial highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

New York, New York

December 15, 2010

Consent of Independent Registered Public Accounting Firm

The Board of Trustees

Legg Mason Partners Premium Money Market Trust

We consent to the references to our firm under the headings “Financial highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information, with respect to Western Asset Premium Tax Free Reserves, a series of Legg Mason Partners Premium Money Market Trust.

New York, New York

December 15, 2010